UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2013. The net asset value (NAV) at that date was $25.07 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $22.62.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2013	Year Ended December 31, 2013
Cohen & Steers Limited Duration Preferred and Income Fund at NAV[a]	2.41%	6.80%
Cohen & Steers Limited Duration Preferred and Income Fund at Market Value[a]	–5.68%	–2.37%
BofA Merrill Lynch U.S. Capital Securities Index[b]	4.77%	4.95%
Blended Benchmark—75% BofA Merrill Lynch U.S. Capital Securities Index/ 25% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index[b]	1.53%	1.69%
Barclays Capital U.S. Aggregate Bond Index[b]	0.43%	–2.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch U.S. Capital Securities Index is a subset of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index contains all securities in the BofA Merrill Lynch Adjustable Rate Preferred Securities Index but caps issuer exposure at 7%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 7%. Issuers that exceed the limit are reduced to 7% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 7% cap are increased on a pro-rata basis. In the event there are fewer than 15 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

The preferred securities market delivered positive total returns in 2013, besting the negative returns of many major fixed income asset classes, such as investment grade, corporate and municipal bonds. Financial assets perceived to be the most susceptible to interest-rate risk faced headwinds from rising Treasury yields and U.S. Federal Reserve (the Fed) policy uncertainty during the year. As sentiment toward fixed income weakened, lower-quality, equity-like assets generally outperformed.

While on the whole preferred securities performed well, individual security returns varied considerably. Notably, the over-the-counter (OTC) preferred securities market delivered far better returns than the smaller exchange-listed market. The BofA Merrill Lynch U.S. Capital Securities Index, which measures returns of investment-grade OTC preferreds, delivered a total return of 5.0% in 2013. This compared with a return of –3.7% for the investment-grade exchange-listed market, per the BofA Merrill Lynch Fixed-Rate Preferred Securities Index. Better OTC security performance can be attributed in large part to the much lower interest-rate sensitivity of the structures that dominate the OTC market. OTC preferreds typically have "fixed-to-float" structures and as such are fixed rate for limited periods of time before becoming floating rate. These securities can offer far less interest-rate risk than the long-term fixed-rate issues that dominate the exchange-listed market.

Another general theme for performance in the preferred market was that lower quality and higher credit spread instruments generally outperformed. Historically a mostly investment-grade market, the financial crisis led to many ratings downgrades of preferred securities as well as to new, more equity-like and generally lower-rated structures. Today over one-third of the preferred market bears below investment-grade ratings. The BofA Merrill Lynch High Yield Fixed-Rate Preferred Securities Index, which measures the performance of below investment-grade exchange-listed issues, returned 2.7% in 2013, substantially better than comparable investment-grade securities.

A Positive Start Gave Way to Quantitative Easing (QE) Tapering Concerns

The year began on a positive note for fixed income, generally supported by historically low interest rates and signs of a modestly expanding U.S. economy. The yield on the 10-year Treasury reached 1.6%

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

in early May as benign inflation data continued to support enthusiasm for bonds. However, fixed income markets reversed course in the second half of May after Fed Chairman Ben Bernanke indicated a potential to taper the size of the Fed's unprecedented QE securities purchase program, depending on the path of U.S. economic growth. Relatively stronger economic data pushed bond yields higher as the summer progressed; the benchmark 10-year Treasury hit a two-year high of 3.0% by early September. Yields then pulled back somewhat after the Fed countered market expectations and left asset purchases unchanged at its September meeting. However, bond yields rose again later in the year as a strong November jobs report, along with minutes from the Fed's monthly meeting indicating growing support for a withdrawal of QE stimulus—albeit with guidance that short rates would nonetheless remain near zero for an extended period—renewed concerns that tapering could come soon.

In mid-December, the Fed ultimately did announce that the QE program would be tapered: starting in January 2014, the total size of its bond and mortgage purchases would be reduced from $85 billion to $75 billion per month. Equity investors responded positively as concerns about less accommodative policy were outweighed by improving economic conditions and the Fed's reassurance to keep target rates low. Though Treasury yields remained relatively stable following the long-awaited news, the benchmark 10-year U.S. Treasury yield rose by roughly 25 basis points in December, to end the year at 3.0%.

European Preferreds Outperformed

Preferreds issued by European financial institutions were among the better performers for 2013, as their relatively high yields and wide credit spreads continued to attract investors. Additionally, economic data in the U.K. and Europe remained supportive during the year, and signs of improving economic conditions from the European periphery were particularly encouraging. Recently issued contingent capital securities (CoCos)—the new breed of bank capital preferreds—performed well in 2013 due to their generally high coupons and equity-like characteristics. These securities have also come in fixed-to-floating-rate structures, and most have had coupons that reset in just five years, rather than the 10 years often seen in U.S. OTC preferreds. As a result, these securities generally have lower durations, and were therefore more resilient in an environment of rising interest rates.

Fund Performance

The Fund substantially outperformed its blended benchmark in 2013 on an NAV basis. Based on market price, the Fund declined and underperformed its blended benchmark. Our general underweight in exchange-traded issues was the primary contributor to relative performance. Returns were also aided by security selection in the insurance and banking sectors, where performance was helped by a number of out-of-index positions in preferreds issued by European companies. We also avoided certain low-yielding investment-grade securities that lagged the broader preferred market.

On a sector basis, security selection in brokerage preferreds modestly detracted from returns. Our holdings included some floating-rate issues that underperformed as investors pushed out the timeline for short-term interest rates to rise above the securities' 3.5%-4.0% floors, which would trigger a favorable reset in their coupons.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

rate swaps to exchange the floating rate for a fixed rate. During the 12-month period ended December 31, 2013, the Fund's use of swaps contributed to the Fund's performance.

The Fund also used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts slightly detracted from the Fund's performance for the 12-month period ended December 31, 2013.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund's performance for the period compared with its blended benchmark, which is not leveraged.

Investment Outlook

Over the coming year, we expect to see a continuing trend of improving economic growth and a modest rebound in inflation from historically low levels, sustaining QE tapering and somewhat higher Treasury yields. In this context, we believe preferred securities may continue to offer value relative to many other fixed income categories given their high income rates—generally in the 6.0%-8.0% range—and still wide credit spreads relative to historical levels. The defensive interest-rate structures that dominate the OTC preferred market may also contribute to solid relative returns. The favorable performance of preferred securities versus many other fixed income asset classes in 2013, in our view, has demonstrated the importance of income in the total-return equation. However, we believe active management will remain critical as changing circumstances and valuations will cause some securities to perform much better than others. As financial issuers continue to build regulatory capital by issuing preferreds, new issues may also be a source of solid returns in our view.

Given our economic and interest-rate views, we continue to favor lower-duration issues, including fixed-to-floating rate and floating-rate issues. We also continue to find relatively better value in below-investment-grade securities, as we believe many stand to benefit further from narrowing credit spreads as the economy improves and financial issuer balance sheets continue to strengthen. Additionally, we retain our general preference for foreign issues, particularly those of European companies, which we believe will continue to benefit from improving fundamentals. We are generally seeing better opportunities in the global institutional OTC market, including new transactions. However, given the recent downdraft, we believe there is value in the exchange-traded market, including fixed-rate structures, as many now price in a substantially higher interest-rate environment. While we approach investing more cautiously in the space, we believe many exchange-listed securities fully price in a much higher rate environment, offering deep price discounts and yields similar to those seen in 2003-2008, when the 10-year Treasury yield averaged more than 4.0%.

Given its high financial issuer content, the preferred securities market continues to benefit from new bank regulatory capital requirements that are being implemented globally and that will continue to strengthen over the next several years. The new rules are forcing many financial institutions to reduce leverage over time, which could help preferred securities holders as risk spreads narrow. In addition, many institutions are issuing new types of Basel III-compliant preferred securities, most of which are being issued into the institutional OTC market due to the need for more complex and customized structures. Some of these recent offerings have been attractive, in our view, including certain investment-grade and

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

just-below-investment-grade securities with income rates of 7.0%-8.0% and coupons that reset in five years—features that we believe make them defensive with respect to interest-rate risk.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

  ELAINE ZAHARIS-NIKAS

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering real assets including real estate, listed infrastructure, MLPs and commodities, as well as large cap value and preferred securities.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2013, leverage represented 30% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligations to fixed rate obligations for the term of the swap agreements). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b,c

Leverage (as a % of managed assets)	30%
% Fixed Rate	90%
% Variable Rate	10%
Weighted Average Rate on Swaps	1.2%
Weighted Average Term on Swaps	4.9 years
Current Rate on Debt	1.1%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of December 31, 2013. Information is subject to change.

b  The Fund entered into one-year forward-starting interest rate swaps with interest receipts and payments which commenced on December 2, 2013 (effective date).

c  See Note 7 in Notes to Financial Statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

December 31, 2013
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
General Electric Capital Corp., 7.125%, Series A	$42,533,438	4.1
Southern California Edison Co., 4.63%, Series D ($100 Par Value)(FRN)	41,345,057	4.0
JPMorgan Chase & Co., 7.90%, Series I	28,691,416	2.8
Goldman Sachs Capital II, 4.00%, (FRN)	28,367,436	2.7
Rabobank Nederland, 8.40% (Netherlands)	26,912,662	2.6
Liberty Mutual Group, 7.00%, due 3/7/37, 144A	26,014,725	2.5
Catlin Insurance Co., 7.249%, 144A (Bermuda)	23,512,500	2.3
US Bancorp, 3.50%, Series A, ($1,000 Par Value)(FRN)	23,323,902	2.2
Wells Fargo & Co., 7.98%, Series K	23,184,000	2.2
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)	20,599,500	2.0

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	34.7%
BANKS	14.5%
AgriBank FCB, 6.875%, ($100 Par Value)[a]		46,000	$4,541,065
Ally Financial, 8.50%, Series Aa		195,800	5,257,230
Citigroup, 6.875%, Series Ka		82,375	2,087,382
CoBank ACB, 6.25%, 144A ($100 Par Value)[b]		169,000	16,276,812
CoBank ACB, 6.125%, Series G ($100 Par Value)		32,250	2,637,447
Farm Credit Bank of Texas, 6.75%, 144Ab		59,500	5,983,469
First Niagara Financial Group, 8.625%, Series Bc		103,430	2,881,560
GMAC Capital Trust I, 8.125%, due 2/15/40, Series II (TruPS)[a]		595,000	15,910,300
HSBC USA, 3.50%, Series F (FRN)[a]		505,192	9,396,571
HSBC USA, 4.918%, Series G (FRN)[a]		230,771	4,680,036
PrivateBancorp, 7.125%, due 10/30/42[a]		200,100	4,762,380
US Bancorp, 3.50%, Series A, ($1,000 Par Value)(FRN)[a]		31,776	23,323,902
Zions Bancorp, 7.90%, Series Fa		174,694	4,685,293
Zions Bancorp, 6.30%, Series G		120,000	2,794,800
			105,218,247
ELECTRIC—INTEGRATED	5.7%
Southern California Edison Co., 4.63%, Series D ($100 Par Value)(FRN)[a]		408,851	41,345,057
FINANCE—INVESTMENT BANKER/BROKER	1.7%
Morgan Stanley, 6.875%		76,225	1,907,912
Morgan Stanley, 4.00%, Series A (FRN)[a]		552,675	10,390,290
			12,298,202
INSURANCE	6.9%
LIFE/HEALTH INSURANCE	2.9%
MetLife, 4.00%, Series A (FRN)[a]		326,431	6,871,373
Principal Financial Group, 5.563%, Series A ($100 Par Value)[a]		142,513	14,322,556
			21,193,929
MULTI-LINE	1.0%
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		240,000	6,878,400

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
REINSURANCE	1.1%
Reinsurance Group of America, 6.20%, due 9/15/42[a]		319,596	$7,756,595
REINSURANCE—FOREIGN	1.9%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)[a]		120,023	2,720,922
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		97,849	2,398,279
Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)[a]		141,588	3,583,592
Montpelier Re Holdings Ltd., 8.875% (Bermuda)[a]		193,320	5,198,375
			13,901,168
TOTAL INSURANCE			49,730,092
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Qwest Corp., 6.125%, due 6/1/53		60,676	1,149,810
PIPELINES	0.6%
NuStar Logistics LP, 7.625%, due 1/15/43		159,500	4,062,465
REAL ESTATE	4.6%
DIVERSIFIED	2.8%
Colony Financial, 8.50%, Series Aa		240,000	6,000,000
NorthStar Realty Finance Corp., 8.50%, Series D		99,400	2,315,026
Retail Properties of America, 7.00%		99,400	2,097,340
Urstadt Biddle Properties, 7.125%, Series Fa		193,484	4,455,936
Winthrop Realty Trust, 7.75%, due 8/15/22[a]		210,000	5,292,000
			20,160,302
HOTEL	0.9%
Summit Hotel Properties, 7.125%[c]		115,500	2,499,420
Summit Hotel Properties, 7.875, Series Bc		186,650	4,449,736
			6,949,156
OFFICE	0.3%
Corporate Office Properties Trust, 7.375%, Series L		90,866	2,138,986
RESIDENTIAL—MANUFACTURED HOME	0.6%
Sun Communities, 7.125%, Series Aa		100,000	2,370,000
Campus Crest Communities, 8.00%, Series A		68,631	1,695,186
			4,065,186
TOTAL REAL ESTATE			33,313,630

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
TRANSPORT—MARINE—FOREIGN	0.5%
Seaspan Corp., 9.50%, Series C (Hong Kong)		140,705	$3,713,205
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$259,743,912)			250,830,708
PREFERRED SECURITIES—CAPITAL SECURITIES	102.5%
BANKS	21.0%
BAC Capital Trust XIV, 4.00%, Series G, (FRN)		18,930,000	14,112,315
Bank of America Corp., 8.125%, Series M		13,500,000	15,173,365
Goldman Sachs Capital II, 4.00%, (FRN)[a]		40,067,000	28,367,436
Goldman Sachs Capital III, 4.00%, Series F (FRN)[a]		7,659,000	5,361,300
JPMorgan Chase & Co., 7.90%, Series Ia		26,000,000	28,691,416
Mellon Capital IV, 4.00%, Series 1 (FRN)[a]		18,115,000	14,351,609
USB Capital IX, 3.50%, (FRN)[a]		16,878,000	13,249,230
Wells Fargo & Co., 7.98%, Series Ka		20,700,000	23,184,000
Zions Bancorp, 7.20%, Series J		4,000,000	4,040,000
Zions Bancorporation, 5.65%, due 11/15/23		5,000,000	5,178,725
			151,709,396
BANKS—FOREIGN	37.2%
Baggot Securities Ltd., 10.24%, 144A (EUR) (Ireland)[b]		4,661,000	6,759,993
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[d]		7,600,000	8,217,500
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)[b]		13,400,000	13,869,000
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN (Ireland)		2,200,000	3,241,943
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)[a]		4,800,000	5,124,000
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)[a]		9,000,000	9,787,500
Barclays Bank PLC, 7.434%, 144A (United Kingdom)[b]		4,350,000	4,843,725
Barclays Bank PLC, 10.179%, due 6/12/21, 144A (United Kingdom)[a,b]		2,000,000	2,654,510
Barclays PLC, 8.00% (United Kingdom)		3,200,000	4,437,852
Barclays PLC, 8.25% (United Kingdom) (USD)		8,295,000	8,580,141
BBVA Bancomer SA Texas, 6.75%, due 9/30/22, 144A (Mexico)[b]		5,000,000	5,337,500

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

	Number of Shares	Value
BPCE SA, 9.00% (France) (EUR)	5,500,000	$8,048,701
BPCE SA, 12.50%, 144A (France)[a,b]	5,000,000	6,575,000
Claudius Ltd. (Credit Suisse), 7.875% (Switzerland)[a]	6,300,000	6,780,375
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)[a,b]	18,600,000	20,599,500
Credit Agricole SA, 8.125%, due 9/19/33, 144A (France)[a,b]	10,600,000	11,726,250
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[a,b]	4,500,000	4,798,125
Credit Suisse Group AG, 7.50%, 144A (Switzerland) (USD)[b]	5,263,000	5,567,201
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41 (Switzerland)	9,750,000	10,651,875
Deutsche Bank Capital Funding Trust I, 3.254%, 144A (FRN) (Germany)[a,b]	10,480,000	9,956,000
Deutsche Bank Capital Trust IV (Germany)	6,000,000	5,460,000
Deutsche Bank Capital Trust V, 144A, (Germany)[b,d]	2,800,000	2,590,000
HBOS Capital Funding LP, 6.85% (United Kingdom)[a]	10,550,000	10,453,278
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a,b]	5,395,000	7,728,338
KBC Bank NV, 8.00%, due 1/25/23 (Belgium)	6,400,000	7,040,000
Lloyds Banking Group PLC, 6.657%, 144A (United Kingdom)[b]	2,500,000	2,437,500
Lloyds TSB Bank PLC, 11.875%, due 12/16/21, (FRN) (United Kingdom) (EUR)[a]	3,000,000	5,154,539
Nationwide Building Society, 10.25% (United Kingdom)[d]	4,230,000	8,055,368
Rabobank Nederland, 8.40% (Netherlands)	24,500,000	26,912,662
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,b]	3,000,000	3,978,750
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)[a]	7,427,000	7,835,485
Royal Bank of Scotland PLC, 9.50%, due 3/16/22 (United Kingdom)[a]	5,000,000	5,867,685
Societe Generale SA, 8.875% (France) (GBP)	1,750,000	3,225,376
UBS AG, 7.625%, due 8/17/22 (Switzerland)[a]	12,500,000	14,339,575
		268,635,247

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
ELECTRIC—INTEGRATED—FOREIGN	0.6%
RWE AG, 7.00%, due 10/12/72 (Germany)[a]		4,160,000	$4,564,269
FINANCE—DIVERSIFIED FINANCIAL SERVICES	5.9%
General Electric Capital Corp., 7.125%, Series Aa		38,000,000	42,533,438
INSURANCE	30.4%
LIFE/HEALTH INSURANCE	3.1%
AIG Life Holdings, 8.50%, due 7/1/30[a]		11,304,000	14,243,040
AIG Life Holdings, 7.57%, due 12/1/45, 144Aa,b,d		5,000,000	5,675,000
AIG Life Holdings, 8.125%, due 3/15/46, 144Aa,b		2,270,000	2,718,325
			22,636,365
LIFE/HEALTH INSURANCE—FOREIGN	8.2%
Aegon NV, 1.709%, ($100 Par Value) (FRN) (Netherlands)[d]		20,985,000	17,942,175
CNP Assurances, 3.3915%, (FRN) (France)[d]		5,000,000	5,124,480
Friends Life Group PLC, 7.875% (United Kingdom)[a]		6,500,000	7,044,245
La Mondiale Vie, 7.625% (France)		13,250,000	14,111,250
Prudential PLC, 7.75% (United Kingdom)[a]		4,375,000	4,735,938
Sumitomo Life Insurance Co, 6.50%, due 9/20/73, 144A (Japan)[a,b]		9,800,000	10,634,793
			59,592,881
MULTI-LINE	1.3%
American International Group, 8.175%, due 5/15/58, (FRN)[a]		5,000,000	6,075,000
Nationwide Mutual Insurance Co., 5.81%, due 12/15/24, 144Aa,b,d		3,125,000	3,175,781
			9,250,781
MULTI-LINE—FOREIGN	4.7%
Aviva PLC, 8.25% (United Kingdom)[a]		8,600,000	9,449,250
AXA SA, 8.60%, due 12/15/30 (France)[a]		2,750,000	3,392,813
AXA SA, 1.92%, (FRN) (EUR) (France)		5,000,000	5,296,443
AXA SA, 6.463%, 144A (France)[a,b]		12,102,000	12,374,295
ING Capital Funding Trust III, 3.96%, (FRN) (Netherlands)[a]		3,329,000	3,333,161
			33,845,962

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
PROPERTY CASUALTY	3.6%
Liberty Mutual Group, 7.00%, due 3/15/37, 144Aa,b,d		25,135,000	$26,014,725
PROPERTY CASUALTY—FOREIGN	3.7%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a,b]		9,000,000	10,215,000
RL Finance Bonds No. 2 PLC, 6.125%, due 11/30/43 (United Kingdom)		2,400,000	3,954,774
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[a,b]		12,000,000	12,428,760
			26,598,534
REINSURANCE—FOREIGN	5.8%
Aquarius + Investments PLC, 8.25% (Switzerland)		17,000,000	18,572,500
Catlin Insurance Co., 7.249%, 144A (Bermuda)[b,d,e]		22,500,000	23,512,500
			42,085,000
TOTAL INSURANCE			220,024,248
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[b]		4,622	5,630,174
OIL & GAS EXPLORATION & PRODUCTION—FOREIGN	2.0%
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (Australia) (EUR)[a]		9,800,000	14,661,516
PIPELINES	2.3%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		3,100,000	3,434,357
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series Ba		12,000,000	13,271,724
			16,706,081
UTILITIES	2.3%
ELECTRIC UTILITIES	0.8%
FPL Group Capital, 7.30%, due 9/1/67, Series Da		5,000,000	5,504,445
ELECTRIC UTILITIES—FOREIGN	0.8%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[b]		5,550,000	6,055,699

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
MULTI-UTILITIES	0.7%
Dominion Resources, 2.611%, due 9/30/66, (FRN)[a]		5,400,000	$5,066,997
TOTAL UTILITIES			16,627,141
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$697,346,074)			741,091,510
		Principal Amount
CORPORATE BONDS	2.8%
INSURANCE—PROPERTY CASUALTY	0.7%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,b		$5,000,000	5,149,730
INTEGRATED TELECOMMUNICATIONS SERVICES	2.1%
Frontier Communications Corp., 9.00%, due 8/15/31[a]		15,500,000	15,306,250
TOTAL CORPORATE BONDS (Identified cost—$21,279,947)			20,455,980
		Number of Shares
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.06%[f]		4,000,000	4,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,000,000)			4,000,000
TOTAL INVESTMENTS (Identified cost—$982,369,933)	140.6%		1,016,378,198
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.6)		(293,603,222)
NET ASSETS (Equivalent to $25.07 per share based on 28,830,580 shares of common stock outstanding)	100.0%		$722,774,976

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of this security is pledged as collateral in connection with the Fund's revolving credit agreement. $539,723,268 in aggregate has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 35.3% of the net assets of the Fund, of which 0.0% are illiquid.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

c  A portion of this security is segregated as collateral for interest rate swap transactions. $7,140,100 in aggregate has been segregated as collateral.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 13.9% of the net assets of the Fund.

e  A portion of this security is segregated as collateral for open forward foreign currency exchange contracts. $6,364,050 in aggregate has been segregated as collateral.

f  Rate quoted represents the seven-day yield of the Fund.

Interest rate swaps outstanding at December 31, 2013 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable[a]	Floating Rate (resets monthly) Receivable[a,b]	Termination Date	Unrealized Appreciation
Bank of America, N.A.	$94,500,000	0.914%	0.169%	December 1, 2017	$1,010,410
Bank of America, N.A.	94,500,000	1.164%	0.169%	December 1, 2018	2,174,807
BNP Paribas	94,500,000	1.395%	0.169%	December 1, 2019	3,363,078
					$6,548,295

a  Represents one year forward-starting interest rate swap with interest receipts and payments which commenced on December 2, 2013 (effective date).

b  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2013.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	30,013,090	USD	40,851,477	1/3/14	$(437,512)
Brown Brothers Harriman	EUR	4,877,514	USD	6,673,610	1/3/14	(36,383)
Brown Brothers Harriman	EUR	3,483,908	USD	4,759,401	1/3/14	(33,408)
Brown Brothers Harriman	GBP	2,456,420	USD	3,993,132	1/3/14	(74,577)
Brown Brothers Harriman	GBP	1,917,280	USD	3,136,946	1/3/14	(37,973)
Brown Brothers Harriman	GBP	1,663,439	USD	2,719,340	1/3/14	(35,232)
Brown Brothers Harriman	GBP	1,208,358	USD	1,972,318	1/3/14	(28,662)
Brown Brothers Harriman	GBP	952,586	USD	1,558,402	1/3/14	(19,033)
Brown Brothers Harriman	GBP	827,088	USD	1,356,805	1/3/14	(12,812)
Brown Brothers Harriman	USD	52,888,750	EUR	38,374,512	1/3/14	(96,958)
Brown Brothers Harriman	USD	14,944,952	GBP	9,025,171	1/3/14	279
Brown Brothers Harriman	EUR	38,329,845	USD	52,820,711	2/4/14	91,148
Brown Brothers Harriman	GBP	9,194,178	USD	15,220,061	2/4/14	(1,800)
						$(722,923)

Glossary of Portfolio Abbreviations

EUR  Euro Currency
FRN  Floating Rate Note
GBP  Great British Pound
TruPS  Trust Preferred Securities
USD  United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments in securities, at value (Identified cost—$982,369,933)	$1,016,378,198
Cash	4,486,324
Unrealized appreciation on interest rate swap transactions	6,548,295
Receivable for:
Dividends and interest	13,150,456
Unrealized appreciation on forward foreign currency exchange contracts	91,427
Other assets	3,415
Total Assets	1,040,658,115
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	814,350
Payable for:
Revolving credit agreement	315,000,000
Dividends declared	1,222,452
Investment advisory fees	617,643
Administration fees	44,117
Interest expense	9,167
Directors' fees	1,200
Other liabilities	174,210
Total Liabilities	317,883,139
NET ASSETS	$722,774,976
NET ASSETS consist of:
Paid-in capital	$681,608,902
Dividends in excess of net investment income	(357,216)
Accumulated net realized gain	1,652,659
Net unrealized appreciation	39,870,631
$722,774,976
NET ASSET VALUE PER SHARE:
($722,774,976 ÷ 28,830,580 shares outstanding)	$25.07
MARKET PRICE PER SHARE	$22.62
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(9.77)%

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Investment Income:
Dividend income	$15,940,856
Interest income	47,876,161
Total Investment Income	63,817,017
Expenses:
Investment advisory fees	7,400,279
Interest expense	3,412,309
Administration fees	681,929
Custodian fees and expenses	198,349
Professional fees	98,446
Shareholder reporting expenses	79,770
Directors' fees and expenses	39,391
Transfer agent fees and expenses	22,037
Registration and filing fees	9,237
Miscellaneous	51,352
Total Expenses	11,993,099
Net Investment Income	51,823,918
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,866,531
Foreign currency transactions	(2,013,556)
Net realized loss	(147,025)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,195,468)
Foreign currency translations	167,897
Interest rate swap transactions	7,245,446
Net change in unrealized appreciation (depreciation)	(5,782,125)
Net realized and unrealized loss	(5,929,150)
Net Increase in Net Assets Resulting from Operations	$45,894,768

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Period July 27, 2012[a] through December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$51,823,918	$16,846,524
Net realized gain (loss)	(147,025)	1,757,332
Net change in unrealized appreciation (depreciation)	(5,782,125)	45,652,756
Net increase in net assets resulting from operations	45,894,768	64,256,612
Dividends and Distributions to Shareholders from:
Net investment income	(53,021,466)	(19,211,553)
Net realized gain	(893,748)	(380,553)
Tax return of capital	(1,175,592)	—
Total dividends and distributions to shareholders	(55,090,806)	(19,592,106)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(2,500,023)	689,706,235
Total increase (decrease) in net assets	(11,696,061)	734,370,741
Net Assets:
Beginning of year	734,471,037	100,296
End of year[b]	$722,774,976	$734,471,037

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $357,216 and $44,102, respectively.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2013

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$45,894,768
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(414,294,526)
Net purchases, sales and maturities of short-term investments	1,401,715
Net amortization of premium	3,617,344
Proceeds from sales and maturities of long-term investments	423,638,179
Net increase in dividends and interest receivable and other assets	(2,044,809)
Net decrease in interest expense payable, accrued expenses and other liabilities	(12,157)
Net change in unrealized depreciation on investments	13,195,468
Net change in unrealized appreciation on interest rate swap transactions	(7,245,446)
Net change in unrealized appreciation on forward foreign currency exchange contracts	(151,539)
Net realized gain on investments	(1,866,531)
Cash provided by operating activities	62,132,466
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(3,010,401)
Dividends and distributions paid on common shares	(55,048,181)
Cash used for financing activities	(58,058,582)
Increase in cash	4,073,884
Cash at beginning of year	412,440
Cash at end of year	$4,486,324

Supplemental Disclosure of Cash Flow Information:

For the year ended December 31, 2013, interest paid was $3,412,668.

For the year ended December 31, 2013, reinvestment of dividends and distributions on common shares was $510,378.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Year Ended December 31, 2013	For the Period July 27, 2012[a] through December 31, 2012
Net asset value, beginning of period	$25.37	$23.88
Income (loss) from investment operations:
Net investment income[b]	1.79	0.59 [c]
Net realized and unrealized gain (loss)	(0.20)	1.63
Total from investment operations	1.59	2.22
Less dividends and distributions to shareholders from:
Net investment income	(1.83)	(0.67)
Net realized gain	(0.03)	(0.01)
Tax return of capital	(0.04)	—
Total dividends and distributions to shareholders	(1.90)	(0.68)
Offering costs charged to paid-in capital	—	(0.05)
Anti-dilutive effect from the issuance of reinvested shares[d]	0.00	0.00
Anti-dilutive effect from the repurchase of shares	0.01	—
Net increase (decrease) in net asset value	(0.30)	1.49
Net asset value, end of period	$25.07	$25.37
Market value, end of period	$22.62	$25.04
Total net asset value return[e]	6.80%	9.14%[f]
Total market value return[e]	–2.37%	2.89%[f]

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Ratios/Supplemental Data:	For the Year Ended December 31, 2013	For the Period July 27, 2012[a] through December 31, 2012
Net assets, end of period (in millions)	$722.8	$734.5
Ratio of expenses to average daily net assets	1.62%	1.39%[g]
Ratio of expenses to average daily net assets (excluding interest expense)	1.16%	1.09%[g]
Ratio of net investment income to average daily net assets	6.98%	5.57%[g]
Ratio of expenses to average daily managed assets[h]	1.13%	1.09%[g]
Portfolio turnover rate	40%	23%[f]
Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	329%	333%
Asset coverage per $1,000 for revolving credit agreement	$3,295	$3,332

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  10.5% of gross income was attributable to dividends paid by GMAC Capital Trust I.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  Not annualized.

g  Annualized.

h  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income. The Fund had no operations until June 13, 2012 when it sold 4,200 shares to Cohen & Steers Capital Management, Inc. (the investment advisor). Investment operations commenced on July 27, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of December 31, 2013.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Preferred Securities—$25 Par Value—Banks	$105,218,247	$75,779,454	$23,455,324	$5,983,469	[b]
Preferred Securities—$25 Par Value—Electric— Integrated	41,345,057	—	41,345,057	—
Preferred Securities—$25 Par Value—Insurance— Life/Health Insurance	21,193,929	6,871,373	14,322,556	—
Preferred Securities—$25 Par Value—Other Industries	83,073,475	83,073,475	—	—
Preferred Securities—Capital Securities—Banks— Foreign	268,635,247	—	257,989,879	10,645,368	[c]
Preferred Securities—Capital Securities—Insurance— Life/Health Insurance— Foreign	59,592,881	—	54,468,401	5,124,480	[b]
Preferred Securities—Capital Securities—Other Industries	412,863,382	—	412,863,382	—
Corporate Bonds	20,455,980	—	20,455,980	—
Money Market Funds	4,000,000	—	4,000,000	—
Total Investments[d]	$1,016,378,198	$165,724,302	$828,900,579	$21,753,317

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Interest rate swaps	$6,548,295	$—	$6,548,295	$—
Forward foreign currency exchange contracts	91,427	—	91,427	—
Total Appreciation in Other Financial Instruments[d]	$6,639,722	$—	$6,639,722	$—
Forward foreign currency exchange contracts	$(814,350)	$—	$(814,350)	$—
Total Depreciation in Other Financial Instruments[d]	$(814,350)	$—	$(814,350)	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued by a pricing service which utilized independent broker quotes.

c  Valued utilizing independent broker quotes.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— $25 Par Value— Banks	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Insurance— Life/Health Insurance— Foreign	Preferred Securities— Capital Securities— Insurance— Multi-Line— Foreign	Corporate Bonds— Real Estate— Shopping Centers—
Balance as of December 31, 2012	$24,107,256	$—	$—	$12,066,375	$3,200,881	$8,840,000
Realized gain (loss)	(575,150)	—	—	—	—	(575,150)
Purchases	20,738,475	5,950,000	9,985,856	4,802,619	—	—
Sales	(7,913,750)	—	—	—	—	(7,913,750)
Accretion (amortization)	(10,925)	—	474	116,861	26,940	(155,200)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total Investments in Securities	Preferred Securities— $25 Par Value— Banks	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Insurance— Life/Health Insurance— Foreign	Preferred Securities— Capital Securities— Insurance— Multi-Line— Foreign	Corporate Bonds— Real Estate— Shopping Centers—
Change in unrealized appreciation (depreciation)	$8,646,029	$33,469	$659,038	$6,080,800	$2,068,622	$(195,900)
Transfers out of Level 3[a]	(23,238,618)	—	—	(17,942,175)	(5,296,443)	—
Balance as of December 31, 2013	$21,753,317	$5,983,469	$10,645,368	$5,124,480	$—	$—

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $1,009,559.

a  As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2013, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) required the Securities and Exchange Commission and Commodity Futures Trading Commission to mandate by regulation that certain derivatives, previously traded over-the-counter, including interest rate swaps, be executed in a regulated, transparent market and settled by means of a central clearing house. The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or could limit the Fund's ability to pursue its investment strategies. For each swap counterparty, the Fund entered into a Cleared Derivatives Execution Agreement and related annexes thereto (Clearing Agreement) with Morgan Stanley & Co. LLC which sets forth the general terms and conditions of the Fund's swap transactions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2013, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily managed assets of the Fund. For the year ended December 31, 2013, the Fund incurred $528,591 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $12,055 for the year ended December 31, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2013, totaled $414,250,221 and $422,450,613, respectively.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2013 and the effect of derivatives held during the year ended December 31, 2013, along with the respective location in the financial statements.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate swap contracts	Unrealized appreciation	$6,548,295	Unrealized depreciation	$—
Forward foreign currency exchange contracts[a]	Unrealized appreciation	91,427	Unrealized depreciation	814,350

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Appreciation
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$—	$7,245,446
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	(1,890,621)	151,539

The following summarizes the volume of the Fund's interest rate swaps and forward foreign currency exchange contracts activity during the year ended December 31, 2013:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Balance	$283,500,000	$46,149,077
Ending Notional Balance	283,500,000	68,040,772

At December 31, 2013, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest rate swap contracts	$6,548,295	$—

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund, if any, as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets[a]
Bank of America, N.A.	$3,185,217	$—	$—	$3,185,217
BNP Paribas	3,363,078	—	—	3,363,078
Total	$6,548,295	$—	$—	$6,548,295

a  Net amount represents the net receivable from the counterparty in the event of default.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2013	For the Period July 27, 2012[a] through December 31, 2012
Ordinary income	$53,915,214	$19,592,106
Tax return of capital	1,175,592	—
Total dividends and distributions	$55,090,806	$19,592,106

a  Commencement of operations.

As of December 31, 2013, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$977,838,425
Gross unrealized appreciation	$65,387,233
Gross unrealized depreciation	(26,847,460)
Net unrealized appreciation	$38,539,773
Other cost basis adjustments	$4,084,077

The other cost basis adjustments are primarily attributable to unrealized appreciation on interest rate swaps.

As of December 31, 2013, the Fund had a new capital loss carryforward of $693,366 which may be used to offset future capital gains. These losses are comprised of a long-term capital loss carryover

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

of $693,366 recognized during the year ended December 31, 2013, which, under federal income tax rules, may offset capital gains recognized in any future period. In addition, the Fund incurred short-term capital losses of $454,406, long-term capital losses of $259,980 and net ordinary losses of $50,024 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2013, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income securities and permanent book/tax differences primarily attributable to foreign currency transactions and certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $4,515,972, accumulated net realized gain was credited $3,631,538 and dividends in excess of net investment income was credited $884,434. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On July 27, 2012, the Fund completed the initial public offering of 26,500,000 shares of common stock. Proceeds paid to the Fund amounted to $631,497,996 after the deduction of underwriting commissions and offering expenses of $31,002,004.

On August 15, 2012, the Fund completed the subsequent offering of 1,300,000 shares of common stock. Proceeds paid to the Fund amounted to $30,979,147 after the deduction of underwriting commissions and offering expenses of $1,520,853.

On September 7, 2012, the Fund completed the subsequent offering of 1,129,149 shares of common stock. Proceeds paid to the Fund amounted to $26,907,748 after the deduction of underwriting commissions and offering expenses of $1,320,977.

During the year ended December 31, 2013, the Fund issued 19,422 shares of common stock for the reinvestment of dividends in an amount of $510,378. During the period ended December 31, 2012, the Fund issued 12,835 shares of common stock for the reinvestment of dividends in an amount of $321,344.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2014 through December 31, 2014. During the year ended December 31, 2013, the Fund repurchased 135,026 Treasury shares of its common stock at an average price of $22.29 per share (including brokerage commissions) at a weighted average discount of 10.9%. These repurchases, which had a total cost of $3,010,401 resulted in an increase of $0.01 to the Fund's net asset value per share. During the year ended December 31, 2012, the Fund did not effect any repurchases.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with Bank of America, N.A. London Branch (BoA). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.25% per annum on the unused portion of the credit agreement. The credit agreement has a 364-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers or violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BoA as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also includes a term that permits the Fund to request, upon notice, that the facility convert to a combination of LIBOR-based variable and fixed rate financing, subject to certain conditions.

As of December 31, 2013, the Fund had outstanding borrowings of $315,000,000. During the year ended December 31, 2013, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 1.05%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the "Fund") at December 31, 2013, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period July 27, 2012 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2014

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2013) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (07/27/12)	One Year	Since Inception (07/27/12)
6.80%	11.32%	–2.37%	0.32%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2013 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $42,115,211. Additionally, 43.30% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Changes to Investment Policies

On September 17, 2013, the investment advisor notified the Board of Directors that the portfolio managers of the Fund were considering engaging in different types of interest rate hedging techniques, including interest rate swaps, swaptions, options and shorting. The Fund's governing documents permit the use of interest rate swaps, swaptions and options without limit and permit the use of shorting provided the dollar amount of short sales at any one time does not exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short does not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers[5] Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Investment Advisor) since 2003 and its parent, Cohen & Steers, Inc. (CNS) since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Martin Cohen[5,6] Age: 65	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Disinterested Directors
Michael G. Clark Age: 48	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	2011 to present

  (table continued on next page)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[6] Age: 71	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, United States Department of Defense Business Board, 2010-2014; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	22	2001 to present
George Grossman Age: 60	Director	Until next election of directors	Attorney-at-law	22	1993 to present
Richard E. Kroon Age: 71	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	22	2004 to present

  (table continued on next page)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 70	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				22	2001 to present
Frank K. Ross Age: 70	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	22	2004 to present

  (table continued on next page)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 67	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	22	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

5  Effective January 1, 2014, Martin Cohen, currently co-Chairman and co-CEO, became Executive Chairman of the Advisor. Robert Steers, currently co-Chairman and co-CEO, became the sole CEO, responsible for day-to-day leadership and management of the Advisor.

6  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 49	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 50	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
William F. Scapell Age: 46	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003
Francis C. Poli Age: 51	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 47	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006.	Since 2006
Lisa D. Phelan Age: 45	Chief Compliance Officer

Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005, and 2004, respectively. Vice President of CSCM from 2006-2008.

Since 2006

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COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 39	Assistant Secretary

Senior Vice President and Associate General Counsel of CSCM since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc, (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.

Since 2007
Neil Bloom Age: 43	Assistant Treasurer	Vice President of CSCM since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any Fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

William F. Scapell
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

LIMITED DURATION PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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LDPAR

Annual Report December 31, 2013

Cohen & Steers Limited Duration Preferred and Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$46,350	$46,350
Audit-Related Fees	$0	$0
Tax Fees	$6,400	$6,400
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2013	2012
Registrant	$6,400	$6,400
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of more than one publicly-traded company;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We generally vote against auditor ratification if the fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).  Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.  Every award type is valued.  An estimated dollar cost for the proposed plan and all continuing plans is derived.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated.  If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines.  If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of December 31, 2013, is set forth below.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of C&S and CNS. Previously, senior vice president of C&S and director of research.
William F. Scapell • Vice President • Portfolio manager since 2005	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.
Elaine Zaharis-Nikas • Vice president • Portfolio manager since 2012	Vice president of C&S.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2013, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. One (1) of the 33 other accounts managed by Mr. Harvey, with total assets of $80.3 million, are subject to performance-based fees.

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	17	$18,663,424,000

• Other pooled investment vehicles	34	$14,655,400,000

• Other accounts	33	$4,170,492,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$9,867,274,000

• Other pooled investment vehicles	2	$8,725,897,000

• Other accounts	8	$780,012,000

Elaine Zaharis-Nikas

	Number of accounts	Total assets

• Registered investment companies	4	$6,388,571,000

• Other pooled investment vehicles	0	$0

• Other accounts	6	$500,407,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2013:

Dollar Range of Securities Owned
Joseph Harvey	None
William F. Scapell	$10,000—$50,000
Elaine Zaharis-Nikas	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Mr. Harvey and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell and Ms. Zaharis-Nikas. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs

1/1/13 to 1/31/13	N/A	N/A	N/A	N/A
2/1/13 to 2/28/13	N/A	N/A	N/A	N/A
3/1/13 to 3/31/13	N/A	N/A	N/A	N/A
4/1/13 to 4/30/13	N/A	N/A	N/A	N/A
5/01/13 to 5/31/13	N/A	N/A	N/A	N/A
6/01/13 to 6/30/13	N/A	N/A	N/A	N/A
7/01/13 to 7/31/13	N/A	N/A	N/A	N/A
8/01/13 to 8/31/13	N/A	N/A	N/A	N/A
9/01/13 to 9/30/13	N/A	N/A	N/A	N/A
10/01/13 to 10/31/13	N/A	N/A	N/A	N/A
11/01/13 to 11/30/13	45,958	$22.45	45,958	N/A
12/01/13 to 12/31/13	89,068	$22.21	89,068	N/A
Total	135,026	$22.29	135,026	N/A

Note: On December 10, 2013, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) effective January 1, 2014 through the fiscal year ended December 31, 2014.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 7, 2014